UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 4, 2024
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on January 30, 2024, Catherine Vaczy, the Executive Vice President, General Counsel and Chief Strategy Officer of Genprex, Inc. (“Genprex” or the “Company”) notified the Company of her intention to resign.  On February 4, 2024, Ms. Vaczy’s employment with the Company was terminated.  Also as previously reported in 2022, the Company’s Chairman, President and Chief Executive Officer, Rodney Varner, had been diagnosed with a cutaneous lymphoma and has been undergoing chemotherapy and other treatments since then. Mr. Varner has been continuing in his roles at the Company during this period and expects to continue to do so, although he has limited some business activities and travel.  The Board had taken steps in 2022 to ensure smooth continuity of business priorities and operations during periods when Mr. Varner was receiving treatments or otherwise unavailable due to his condition, which included more integrated roles of Ms. Vaczy and Ryan Confer, the Company’s Chief Financial Officer.  For business continuity, the Board has determined that Mr. Confer can and shall act alone in covering when Mr. Varner is unavailable.  The Company and Ms. Vaczy currently remain in discussions related to this matter.

Item 8.01 Other Events.

On February 5, 2024, Genprex issued a press release in which it provided certain business updates, including the announcement of the enrollment and dosing of the first patient in January 2024 in the Phase 2a expansion portion of the Acclaim-1 clinical study of Reqorsa® Therapy (generic name: quaratusugene ozeplasmid).

The Acclaim-1 study is a Phase 1/2 clinical trial that has three portions - a Phase 1 dose escalation which has been completed, a Phase 2a expansion, and a Phase 2b randomized portion. Acclaim-1 uses a combination of REQORSA and AstraZeneca's Tagrisso® in patients with late-stage Non-Small Cell Lung Cancer (“NSCLC”) that has activating epidermal growth factor receptor mutations and progression after treatment with Tagrisso.  It is anticipated that the Phase 2 expansion portion of the Acclaim-1 study will examine the toxicity profiles of different cohorts as well as efficacy and other clinical endpoints. Genprex expects to complete the enrollment of 19 patients in each cohort of the Phase 2a expansion portion by the end of 2024 and expects an interim analysis from the Phase 2a expansion portion of the Acclaim-1 study in 2025.

Data from the Phase 1 dose escalation portion of the Acclaim-1 study were presented at the 2023 AACR-NCI-EORTC International Conference for Molecular Targets and Cancer Therapeutics Meeting in October 2023. The data reported results from twelve patients with advanced, epidermal growth factor receptor mutant NSCLC whose disease progressed after Tagrisso treatment. REQORSA was generally well tolerated, as there were no dose limiting toxicities.

While the Phase 1 portion of the Acclaim-1 study was designed primarily to assess safety, the Company believes promising efficacy results were also observed. One patient at the 0.06 mg/kg dose level, previously treated with carboplatin, pemetrexed, and Tagrisso, had a partial remission by investigator evaluation and treatment is now ongoing in the trial after 28 cycles, which is approximately 19.5 months. Another patient who is at the 0.09 mg/kg dose level, previously treated with Tagrisso, had stable disease and treatment was ongoing after 14 cycles, or approximately 10 months. And a third patient previously treated with cisplatin, pemetrexed, carboplatin, and Tagrisso at the 0.12 mg/kg dose level has stable disease and is continuing to receive REQORSA after 14 cycles, or approximately 10 months.  The extended progression free survival (“PFS”) of each of these patients is consistent with long-term PFS seen in several patients in prior early stage clinical trials of REQORSA and is not expected with treatment with Tagrisso alone after progression on Tagrisso. PFS is the primary endpoint of both the Phase 2a expansion portion and the Phase 2b randomized portion of the Acclaim-1 study.

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Genprex’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Genprex’s Annual Report on Form 10-K for the year ended December 31, 2022.

Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Genprex’s discussions with members of its management team and the status of their employment with the Company; Genprex’s ability to advance the clinical development, manufacturing and commercialization of its product candidates in accordance with projected timelines; the timing and success of Genprex’s clinical trials and regulatory approvals; the effect of Genprex’s product candidates, alone and in combination with other therapies, on cancer and diabetes; Genprex’s future growth and financial status, including Genprex’s ability to maintain compliance with the continued listing requirements of The Nasdaq Capital Market and to continue as a going concern and to obtain capital to meet its long-term liquidity needs on acceptable terms, or at all; Genprex’s commercial and strategic partnerships, including those with its third party vendors, suppliers and manufacturers and their ability to successfully perform and scale up the manufacture of its product candidates; and Genprex’s intellectual property and licenses.

These forward-looking statements should not be relied upon as predictions of future events and Genprex cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Genprex or any other person that Genprex will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Genprex disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: February 5, 2024	By:	/s/ Ryan Confer
Ryan Confer
Chief Financial Officer (Principal Financial Officer)